FOURTH AMENDMENT


     FOURTH AMENDMENT (this "Amendment"), dated as of December 20, 2000 among HVIDE MARINE INCORPORATED, a corporation existing under the laws of Delaware, as borrower (the "Borrower"), the financial institutions party to the Credit Agreement referred to below (the "Lenders") and Bankers Trust Company ("BTCo"), as administrative agent (in such capacity, the "Administrative Agent"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.



                              W I T N E S S E T H:
                              - - - - - - - - - -


     WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to a Credit Agreement, dated as of December 15, 1999 among the Borrower, the Administrative Agent, the Lenders, Deutsche Bank Securities, Inc., as lead arranger and book manager, MeesPierson Capital Corp., as syndication agent and co-arranger, GMAC Commercial Credit and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated as co-documentation agents (the "Credit Agreement");

     WHEREAS, the Borrower has requested certain amendments to the Credit Agreement; and

     WHEREAS, subject to the terms and conditions of this Amendment, the Lenders are willing to grant such amendments.

     NOW, THEREFORE, it is agreed:

     1. Section 4.02(A) of the Credit Agreement is hereby amended by deleting sub-clause (l) thereof in its entirety.

     2. Section 8.02 of the Credit Agreement is hereby amended by (i) deleting the word "and" appearing at the end of sub-clause (xiii), (ii) deleting the period appearing at the end of sub-clause (xiv) and inserting "; and" in lieu thereof, and (iii) inserting the following new sub-clause (xv) immediately after sub-clause (xiv) appearing therein:

          "(xv) any Subsidiary of the Borrower may be wound up, liquidated and/or dissolved, provided that at least five (5) business days prior thereto the Administrative Agent is provided with a certificate signed by a Responsible Officer of the Borrower that (1) such Subsidiary is not conducting any business, (2) that such Subsidiary has no assets except for its nominal share capital, and (3) that the winding up, liquidation, and/or dissolution of such Subsidiary shall not have a material adverse effect upon the business of the Borrower and its Subsidiaries taken as a whole."


     3. Section 8.10 of the Credit Agreement is hereby amended and restated by deleting the text appearing therein in its entirety and inserting the following new text in lieu thereof:

                   "The  Borrower  shall not  permit the Fixed  Charge  Coverage
                  Ratio on the last day of the Test Period ended on December 31, 2000 and the four following fiscal quarters, ending with the fiscal quarter ended December 31, 2001 to be less than 0.75:1.00 and on the last day of any fiscal quarter thereafter to be less than 1.00:1.00."


     4. The definition of "Consolidated Fixed Charges" contained in Section 10 of the Credit Agreement is hereby amended and restated by deleting it in its entirety and inserting the following new definition in lieu thereof:

                  " `Consolidated Fixed Charges' shall mean, for any period, the sum during such period of (i) Consolidated Cash Interest Expense, (ii) cash taxes paid, (iii) mandatory scheduled principal repayments of Indebtedness and (iv) Consolidated Capital Expenditures, provided that the Excluded Capital Expenditures will not be taken into account for the purpose of calculating the Fixed Charge Coverage Ratio ."

     5. Section 10 of the Credit Agreement is hereby further amended by inserting the following new definition in the appropriate alphabetical location:

                  " `Excluded Capital Expenditures' shall mean the asset purchases of (i) $5,080,640 for a tractor tug under a capitalized lease in April 2000, (ii) $2.5 million for a 152' crew vessel in December 2000 and (iii) $2.5 million for a 152' crew vessel in May 2001."

     6. The Borrower hereby represents and warrants that both before and after giving effect to this Amendment (x) no Default or Event of Default exists on the Fourth Amendment Effective Date (as defined below) and (y) all of the representations and warranties contained in the Credit Agreement or the other Credit Documents shall be true and correct in all material respects on the Fourth Amendment Effective Date with the same effect as though such representations and warranties had been made on and as of such date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

     7. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document. All capitalized terms not defined herein shall have the meaning given to them in the Credit Agreement.

     8. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

     9. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

     10. This Amendment shall become effective on the date (the "Fourth Amendment Effective Date") when each of the Borrower and the Required Lenders shall have signed a copy hereof (whether the same or different copies) and, in each case, shall have delivered (including by way of telecopier) the same to the Administrative Agent at the Notice Office.

                                                                 * * *

     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.


                                    HVIDE MARINE INCORPORATED



                                    By________________________________
                                      Name:
                                     Title:

                                    BANKERS TRUST COMPANY,
                                       Individually and as Administrative Agent


                                    By________________________________
                                      Name:
                                     Title:



                                    FORTIS CAPITAL CORP.,



                                     By________________________________
                                      Name:
                                     Title:

                                     MERRILL LYNCH CAPITAL CORPORATION



                                     By________________________________
                                      Name:
                                     Title:


                                    GMAC COMMERICAL CREDIT



                                    By________________________________
                                      Name:
                                     Title:


                                    NATIONAL WESTMINSTER BANK PLC

                                    By: NatWest Capital Markets Limited,
                                           its Agent

                                         By: Greenwich Capital Markets, Inc.,
                                              its Agent


                                         By________________________________
                                         Name:
                                         Title:


                                 PROVIDENT BANK




                                     By________________________________
                                      Name:
                                     Title:

                                    OFFITBANK




                                    By________________________________
                                      Name:
                                     Title: